SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 2005

CRITICARE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-31943	39-1501563
(Commission File Number)	(I.R.S. Employer I.D. Number)

20925 Crossroads Circle Suite 100 Waukesha, Wisconsin	53186
(Address of Principal Executive Offices)	(Zip Code)

262-798-8282
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐ Written communications pursuant to Rule 425 under the Securities Act
 (17 CFR 230.425)

         ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 (17 CFR 240.14a-12)

         ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the
 Exchange Act (17 CFR 240.14d-2(b))

         ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01        Entry into a Material Definitive Agreement.

On December 1, 2005, at the annual meeting of stockholders of Criticare Systems, Inc. (the "Company"), stockholders approved a proposal to amend the Criticare Systems, Inc. 2003 Stock Option Plan (the "Amended Plan"). A copy of the Amended Plan is attached hereto as an exhibit and is incorporated herein by reference.

A summary description of the terms of the Amended Plan is set forth in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 28, 2005. The section of the definitive proxy statement entitled "Approval of Amendment to 2003 Stock Option Plan" from pages 17 to 18 is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01       Financial Statements and Exhibits

(c)    Exhibits

         The following exhibits are filed herewith:

         Exhibit 99.1 - Criticare Systems, Inc. Stock Option Plan, as amended and restated effective December 1, 2005.

         Exhibit 99.2 - Form of Stock Option Grant Agreement for the Criticare Systems, Inc. 2003 Stock Option Plan.

         Exhibit 99.3 - Form of Stock Appreciation Right Grant Agreement for the Criticare Systems, Inc. 2003 Stock Option Plan.

         Exhibit 99.4 - Form of Restricted Stock Grant Agreement for the Criticare Systems, Inc. 2003 Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICARE SYSTEMS, INC.
Date:  December 7, 2005
BY  /s/ Emil H. Soika
        Emil H. Soika, President and
        Chief Executive Officer

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